FIRST EAGLE FUNDS

First Eagle Fund of America

1345 AVENUE OF THE AMERICAS
NEW YORK, NEW YORK 10105
(800) 334-2143

SUPPLEMENT DATED JULY 1, 2019
TO STATEMENT OF ADDITIONAL INFORMATION DATED MARCH 1, 2019,
AS SUPPLEMENTED

This Supplement is intended to highlight certain changes to the Statement of Additional Information dated March 1, 2019, as supplemented. Please review these matters carefully.

Effective July 1, 2019 through February 28, 2021, the Adviser has contractually agreed to waive its management fee with respect to the first $2.25 billion of the First Eagle Fund of America’s (the “Fund”) average daily net assets by 0.05%, which has the effect of reducing the annual management fee with respect to the first $2.25 billion of the Fund’s average daily net assets from 0.90% to 0.85%. The management fee breakpoints with respect to the Fund’s average daily net assets in excess of $2.25 billion up to $5 billion and in excess of $5 billion will remain unchanged, and are 0.85% and 0.80%, respectively.

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The information in this Supplement modifies the First Eagle Funds’ Statement of Additional Information dated March 1, 2019, as supplemented. In particular, and without limitation, the information contained in this Supplement modifies (and if inconsistent, replaces) information contained in the section of the Statement of Additional Information entitled “Investment Advisory and Other Services—Payments to the Adviser and Subadviser.” The footnote to the Fund’s management fee appearing in the table in such section on page 48 of the Statement of Additional Information is replaced with: “0.90% (waived to 0.85%) of the first $2.25 billion of the Fund’s average daily net assets, 0.85% of the next $2.75 billion of average daily net assets, and 0.80% of average daily net assets in excess of $5 billion. The Adviser has contractually agreed to waive its management fee at an annual rate in the amount of 0.05% of the first $2.25 billion of the Fund’s average daily net assets for the period through February 28, 2021.”